Other Assets	12 Months Ended
Dec. 31, 2024
Disclosure of financial assets [abstract]
Other Assets	Other Assets
The components of other assets are as follows:

As at Dec. 31	2024	2023
South Hedland prepaid transmission access and distribution costs	58	60
TransAlta Energy Transition Bill commitment	30	32
Long-term prepaids and other assets	35	9
Project development costs	15	35
Loans receivable	25	26
Transmission infrastructure	17	18
Total other assets	180	180

Included in the Consolidated Statements of Financial Position as:
Total current other assets (Note 13)	1	1
Total long-term other assets	179	179
Total other assets	180	180
South Hedland prepaid transmission access and distribution costs are costs that are amortized on a straight-line basis over the South Hedland PPA contract life.
As part of the TransAlta Energy Transition Bill signed into law in the State of Washington and the subsequent Memorandum of Agreement (MOA), the Company committed to fund US$55 million in total over the remaining life of the Centralia coal plant to support economic and community development, promote energy efficiency and develop energy technologies related to the improvement of the environment. The MOA contains certain provisions for termination and in the event of termination and in certain circumstances, this funding or portion thereof would no longer be required. As at Dec. 31, 2023, the Company has fully funded the commitment. The outstanding balance will be expensed to net earnings when the funds are granted and disbursed to organizations.
Long-term prepaids and other assets include contractually required prepayments and deposits, including the balances acquired from Heartland. Refer to Note 4 for more details.
Project development costs primarily include the pre-construction project costs, which met the criteria for capitalization.
At Dec. 31, 2024, $25 million of the loans receivable (2023 — $26 million) is an unsecured loan related to an advancement by the Company's subsidiary, Kent Hills Wind LP, of the net financing proceeds of the Kent Hills Wind Bond (KH Bonds), to its 17 per cent partner. The loan bears interest at 4.55 per cent, with interest payable quarterly. No scheduled principal repayments are required until the maturity date of October 2027. During 2024, no repayments were required as part of the waiver and amendment made to the KH Bonds (2023 — repayments of  $12 million).
Transmission infrastructure was constructed by the Company and then transferred to a transmission provider upon completion. The balance relates to the Garden Plain and Windrise wind facilities and will be amortized to net earnings over the useful life of the facilities.